Exhibit 99.1

Doni Fordyce

L-1 Investment Partners

203-504-1109

dfordyce@l-1ip.com

Viisage Adds Former Deputy Secretary of DHS Admiral Loy to the Board of Directors

Addition Brings Decades of Experience in National Security and Transportation to Viisage

BILLERICA, Mass., July 10, 2006 – Viisage Technology, Inc. (Nasdaq: VISG) today announced that Admiral James M. Loy, former Deputy Secretary of the Department of Homeland Security (DHS), and former commandant of the U.S. Coast Guard has joined the Company’s Board of Directors. Admiral Loy brings extensive leadership experience and a deep understanding of national security to his position on the Board. Admiral Loy will begin his tenure on the Board of Directors effective immediately and will remain on the Board of the combined company resulting from Viisage’s pending merger with Identix Incorporated (Nasdaq: IDNX). The merger is expected to close in Viisage’s fiscal third quarter of 2006 ending September 30, 2006.

“Admiral Loy brings substantial depth of knowledge from his distinguished career holding top positions within the U.S. Coast Guard, national security and transportation agencies,” said Bob LaPenta, Chairman of the Board of Viisage and Founder and CEO of L-1 Investment Partners. “His experience brings another valuable perspective to the issues behind managing and authenticating personal identities in order to secure our citizens from threat. It is an honor to have an individual of his stature and integrity join our team.”

Admiral James M. Loy served as Deputy Secretary of the Department of Homeland Security from December 2003 to March 2005. Prior to this nomination by President Bush in October 2003, Admiral Loy was appointed by the Secretary of the U.S. Department of Transportation to become the Deputy Undersecretary for the then newly-formed Transportation Security Administration. Loy led the agency through its creation and subsequent incorporation into the Department of Homeland Security.

Before entering public service, Admiral Loy served for 42 years in the U.S. Coast Guard, rising to the rank of Admiral and serving as the Commandant of the Coast Guard until 2002.

Admiral Loy received many accommodations during his professional career, including the Distinguished Service Medal for the Department of Transportation, four Coast Guard Distinguished Service medals, a Defense Superior Service medal, and the Bronze Star with Combat “V,” among others. He also received the NAACP Meritorious Service Award for 2000.

“Viisage’s mission to empower governments with the capabilities to enhance homeland security through the use of biometrics is very much in-line with my personal goals and professional background,” said Admiral James M. Loy. “I look forward to the opportunity to apply my knowledge and past experiences to help the combined company of Viisage and Identix to accelerate its growth and position of leadership in the identity solutions marketplace.”

In addition to the Viisage Board, Admiral Loy also currently serves on the Board of Directors for Lockheed Martin.

About Viisage Technology, Inc.

Viisage delivers advanced technology identity solutions for governments, law enforcement agencies and businesses concerned with enhancing security, reducing identity theft, and protecting personal privacy. Viisage solutions include secure credentials such as passports and drivers’ licenses, biometric technologies for uniquely linking individuals to those credentials, and credential authentication technologies to ensure the documents are valid before individuals are allowed to cross borders, gain access to finances, or be granted other privileges. With more than 3,000 installations worldwide, Viisage’s identity solutions stand out as a result of the company’s industry-leading technology and unique understanding of customer needs. Viisage’s product suite includes IdentityTOOLS(TM) SDK, Viisage PROOF(TM), FaceEXPLORER®, iA-thenticate®, ID-GUARD®, BorderGuard®, PIER(TM), HIIDE(TM), AutoTest(TM), FacePASS(TM) and FaceFINDER®.

Forward Looking Statements

This news release contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by Viisage through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to the future events or financial performance discussed in this release, based on management’s beliefs and assumptions and information currently available. When used, the words “believe”, “anticipate”, “estimate”, “project”, “should”, “expect”, “plan”, “assume” and similar expressions that do not relate solely to historical matters identify forward-looking statements. Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the size and timing of contract awards, performance on contracts, performance of acquired companies, availability and cost of key components, unanticipated results from audits of the financial results of the Company and acquired companies, changing interpretations of generally accepted accounting principles, outcomes of government reviews, developments with respect to litigation to which we are a party, potential fluctuations in quarterly results, dependence on large contracts and a limited number of customers, lengthy sales and implementation cycles, market acceptance of new or enhanced products and services, proprietary technology and changing competitive conditions, system performance, management of growth, dependence on key personnel, ability to obtain project financing, general economic and political conditions and other factors affecting spending by customers, and the unpredictable nature of working with government agencies. In addition, such risks and uncertainties include, among others, the following risks: that the merger with Identix will not close, that the regulatory or shareholder approval will not be obtained, that the closing will be delayed, that customers and partners will not react favorably to the merger, integration risks, the risk that the combined companies may be unable to achieve cost-cutting synergies, and other risks described in Viisage’s and Identix’ Securities and Exchange Commission filings, including the Registration Statement on Form S-4 filed with the SEC in connection with the transaction, Viisage’s Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Identix’ Annual Report on Form 10-K for the year ended June 30, 2005 and its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2005, December 31, 2005 and March 31, 2006 under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Viisage expressly disclaims any obligation to update any forward-looking statements.

Additional Information and Where to Find It

Investors and security holders of both Viisage and Identix are advised to read the joint proxy statement/prospectus regarding the business combination transaction referred to in the material below, when it becomes available, because it will contain important information. Viisage and Identix expect to mail a joint proxy statement/prospectus about the transaction to their respective stockholders. This joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by both companies. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by the companies at the Securities and Exchange Commission’s web site at http://www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained from Identix or Viisage by directing such requests to the companies.

Participants In Solicitation

Viisage, Identix and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Viisage’s participants is set forth in the proxy statement dated, November 21, 2005, for Viisage’s special meeting of shareholders held on December 16, 2005 as filed with the SEC on Schedule 14A. Information concerning Identix’ participants is set forth in the proxy statement, dated October 6, 2005, for Identix’ 2005 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Viisage and Identix in the solicitation of proxies in respect of the merger will be included in the registration statement and joint proxy statement/prospectus to be filed with the SEC.